                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): June 30, 2000




                            SECOM GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)






   DELAWARE                         0-14299                      87-0410875
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



46035 GRAND RIVER AVENUE, NOVI, MICHIGAN               48374
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (248) 305-9410

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

          On June 30, 2000, Form Flow, Inc. ("Form Flow") and L&H Die, Inc.("L&H Die"; L&H Die and Form Flow are collectively referred to as the "Tooling Segment"), wholly owned subsidiaries of the Registrant, sold substantially all of their operating assets, business and properties, except their real estate, to Alken-Ziegler Tool Company, LLC, as assignee of Alken-Ziegler Livonia, LLC, ("Alken-Ziegler") pursuant to an Asset Purchase Agreement dated as of March 29, 2000 among the Registrant, Form Flow, L&H Die, Alken-Ziegler and GL Ziegler Investments, LLC. Alken-Ziegler paid a purchase price of about $8 million in cash and agreed to assume certain liabilities of the Tooling Segment. The Company expects to receive a cash payment of about $1.6 million for the sale of the real estate on or before July 31, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.                             PAGE NO.

          (a)  Not Applicable.

          (b)  Unaudited Proforma Consolidated Condensed
               Financial Information

               Headnote to Unaudited Proforma Consolidated
                  Condensed Financial Statements                          F-1

               Unaudited Proforma Consolidated Condensed Balance
                  Sheet as of March 31, 2000                              F-2

               Footnotes to Unaudited Proforma Consolidated
                  Condensed Balance Sheet                                 F-3

               Unaudited Consolidated Statement of
                  Operations for the Six Months ended
                  March 31, 2000                                          F-4

               Unaudited Proforma Consolidated Condensed Statement
                  of Operations for the Year Ended September 30, 1999     F-5

               Unaudited Proforma Consolidated Condensed
                  Statement of Net Assets in Liquidation as of
                  March 31, 2000                                          F-6

               Footnotes to Unaudited Proforma Consolidated
                  Condensed Statement of Net Assets in
                  Liquidation of March 31, 2000                           F-7

                Unaudited Proforma Consolidated Condensed
                  Statement of Changes in Net Assets
                  (Liquidation Basis) for the Period September 30,
                  1999 to March 31, 2000                                  F-8







          (5)  Exhibits. See the Exhibit Index on the following page.

                   SECOM GENERAL CORPORATION AND SUBSIDIARIES

                    UNAUDITED PROFORMA CONSOLIDATED CONDENSED
                              FINANCIAL STATEMENTS

     The following Unaudited Proforma Consolidated Condensed Balance Sheet as of March 31, 2000 and Unaudited Proforma Consolidated Statements of Operations for the Six Months ended March 31, 2000 and the Year Ended September 30, 1999, give effect to the sale of the discontinued Tooling Segment.

     The Unaudited Proforma Consolidated Condensed Balance sheet of Secom has been prepared based on its historical unaudited consolidated balance sheet as of March 31, 2000. The adjustments shown reflect the sale of substantially all of the assets as if the disposal of the Tooling Segment had been completed prior to March 31, 2000.

     Effective April 1, 2000 the Company adopted Liquidation Basis of accounting and therefore the Company has also included an Unaudited Proforma Consolidated Condensed Statement of Net Assets in Liquidation as of March 31, 2000 and an Unaudited Proforma Statement of Changes in Net Assets (Liquidation Basis) for the Period October 1, 1999 to March 31, 2000 for informational purposes.

     The proforma statements of operations may not be indicative of the results that would have actually occurred if the Tooling Segment had been discontinued effective as of the beginning of the respective periods shown. The proforma financial statements should be read in conjunction with the Company's: 1) audited consolidated financial statements and notes thereto included in the Form 10-K and Annual Report for the fiscal year ended September 30, 1999; 2) Form 10-Q for the quarters ended December 31, 1999 and March 31, 2000; 3) Schedule 14C Information Statement dated May 23, 2000 and 4) Schedule 14A - Preliminary Proxy Statement dated July 13, 2000.

                   SECOM GENERAL CORPORATION AND SUBSIDIARIES

             UNAUDITED PROFORMA CONSOLIDATED CONDENSED BALANCE SHEET
                              AS OF MARCH 31, 2000


                                                           Historical                                        Proforma
                                                          Consolidated              Proforma                Consolidated
                                                          Mar. 31, 2000            Adjustments             Mar. 31, 2000
                                                          -------------            -----------             -------------
Current assets
      Cash                                                 $ 2,447,800              7,957,000  1)           $ 8,704,800
                                                                                   (1,700,000) 2)
      Accounts & notes receivable, net                       2,951,300                                        2,951,300
      Property, plant, equipment &
         inventory held for sale                             4,906,200             (3,263,200) 1)             1,643,000
      Real estate and buildings held for sale                2,900,000                                        2,900,000
      Other current assets                                     295,500                                          295,500
                                                           ------------           ------------              ------------
Total current assets                                        13,500,800              2,993,800                16,494,600


Property, plant and equipment, net                             102,700                                          102,700
Other assets                                                   963,400                                          963,400
                                                           ------------           ------------              ------------
                                                            14,566,900              2,993,800                17,560,700
                                                           ============           ============              ============



Current liabilities
      Current maturities of secured debt                     $ 195,700                                        $ 195,700
      Accounts payable                                         709,900                                          709,900
      Accrued wages and benefits                               606,900                                          606,900
      Other accrued expenses                                   434,000                                          434,000
      Debt secured by buildings and real
         estate held for sale                                2,447,700                                        2,447,700
      Debt secured by property, plant and
         equipment of discontinued subsidiaries                 54,400                (54,400) 1)                     -
                                                           ------------           ------------              ------------
Total liabilities                                            4,448,600                (54,400)                4,394,200

Stockholders' equity
      Common stock                                             103,800                                          103,800
      Additional paid-in capital                            18,736,700                                       18,736,700
      Accumulated deficit                                   (8,722,200)             4,748,200  1)            (5,674,000)
                                                                                   (1,700,000) 2)
                                                           ------------           ------------              ------------
Total stockholders' equity                                  10,118,300              3,048,200                13,166,500
                                                           ------------           ------------              ------------
Total liabilities and stockholders' equity                $ 14,566,900            $ 2,993,800              $ 17,560,700
                                                           ============           ============              ============

                   SECOM GENERAL CORPORATION AND SUBSIDIARIES

                    NOTES TO UNAUDITED PROFORMA CONSOLIDATED
                         CONDENSED FINANCIAL STATEMENTS


     1. To record the sale of the Tooling Segment's assets, except the real estate and buildings, and the gain on the sale of those assets as if the operation had been discontinued and disposed of prior to March 31, 2000. The Company expects to receive $1.6 million from the sale of the real estate and buildings, on or before July 31, 2000.


     2. To record the estimated $1.6 million federal income tax and $100,000 Michigan Single Business tax liabilities on the sale of the Tooling Segment's assets. The liabilities are shown as a reduction in cash.

                   SECOM GENERAL CORPORATION AND SUBSIDIARIES

       UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS
                              ENDED MARCH 31, 2000

     The following unaudited Statement of Operations for the Six Months Ended March 31, 2000 is shown as reported in the Company's Form 10-Q for the quarter then ended. No proforma adjustments are presented here as the Tooling Segment was reported as "discontinued operations" in the March 31, 2000 Form 10-Q.

                                                                 Historical
                                                                Consolidated
                                                                 Six Months
                                                                    Ended
                                                                Mar. 31, 2000
                                                                -------------

     Revenues                                                    $  668,200
     Costs and expenses:
        Depreciation and interest                                   308,800
        Salaries and benefits                                       186,800
        Professional services                                        59,200
        Other                                                        90,300
                                                                 -----------
     Total costs and expenses                                       645,100


     Income from continuing operations before
        income taxes                                                 23,100
     Income tax expense                                             (16,800)
                                                                 -----------
     Income from continuing operations                           $    6,300
                                                                 ===========
     Income per common share                                     $     0.01
                                                                 ===========

     Basic and diluted weighted average shares
        outstanding                                              $1,043,600
                                                                 ===========

                   SECOM GENERAL CORPORATION AND SUBSIDIARIES

             UNAUDITED PROFORMA CONSOLIDATED CONDENSED STATEMENT OF
                OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 1999


     The following unaudited proforma adjustments reflect the elimination of the results of operations of the Tooling Segment for the year ended September 30, 1999. The Statement of Operations for the Year Ended September 30, 1999 has been adjusted to reflect the sale of Uniflow, which occurred during February 2000.

                                                   Adjusted                                        Proforma
                                                 Consolidated                                    Consolidated
                                                  Year Ended              Proforma                Year Ended
                                                Sept. 30, 1999           Adjustments            Sept. 30, 1999
                                                --------------           -----------            --------------
Net sales/Revenues                               $ 15,213,300           $ 13,788,700             $ 1,424,600


Cost of sales                                      11,262,700             11,262,700                       -
                                                 -------------          -------------            ------------
Gross profit                                        3,950,600              2,526,000               1,424,600


Selling, general and
      administrative expenses                       3,326,700              2,158,800               1,167,900
                                                 -------------          -------------            ------------
Income from operations                                623,900                367,200                 256,700
                                                 -------------          -------------            ------------

Other (expense) income
      Interest                                       (335,800)               (80,900)               (254,900)
      Other, net                                      934,500                934,500                       -
                                                 -------------          -------------            ------------
Other (expense) income - net                          598,700                853,600                (254,900)
                                                 -------------          -------------            ------------

Income (loss) from continuing
      operations before income taxes                1,222,600              1,220,800                   1,800

Income tax (expense) benefit                          (60,800)               (62,100)                  1,300
                                                 -------------          -------------            ------------
Income (loss) from continuing
      operations                                  $ 1,161,800            $ 1,158,700                 $ 3,100
                                                 =============          =============            ============
Income per common share
      (basic and diluted)                              $ 1.09                                         $ 0.00
                                                 =============                                   ============
Basic and diluted weighted average
      shares outstanding                            1,064,000                                      1,064,000
                                                 =============                                   ============

                   SECOM GENERAL CORPORATION AND SUBSIDIARIES

     UNAUDITED PROFORMA CONSOLIDATED CONDENSED STATEMENT OF NET ASSETS IN
                      LIQUIDATION AS OF MARCH 31, 2000 (1)

                                                              Historical                                             Proforma
                                                             Consolidated                Proforma                  Consolidated
                                                             Mar. 31, 2000             Adjustments                Mar. 31, 2000
                                                          --------------------     ---------------------       --------------------
ASSETS:
      Cash and cash equivalents                                   $ 2,447,800               $ 9,600,000 (2)            $ 10,683,800
                                                                                             (1,700,000)(3)
                                                                                                336,000 (4)
      Accounts receivable, net                                      2,408,300                                             2,408,300
      Property, plant, equipment and inventory
         of discontinued subsidiary                                 4,906,200                (4,906,200)(2)                       -
      Real estate and buildings held for sale                       2,900,000                  (974,100)(4)               2,488,900
                                                                                                563,000 (5)
      Other assets                                                    353,500                    (8,000)(4)                 110,000
                                                                                               (235,500)(5)
      Property, plant and equipment, net                              102,700                                               102,700
      Notes receivable                                              1,448,400                   151,600 (5)               1,600,000
                                                          --------------------     ---------------------       --------------------
Total assets                                                     $ 14,566,900               $ 2,826,800                $ 17,393,700
                                                          ====================     =====================       ====================

LIABILITIES:
      Current maturities of long-term debt                          $ 195,700                                             $ 195,700
      Accounts payable                                                709,900                                               709,900
      Accrued wages and benefits                                      606,900                                               606,900
      Accrued other                                                   434,000                                               434,000
      Debt secured by buildings and real estate
         held for sale                                              2,447,700                  (746,100)(4)               1,701,600
      Debt secured by property, plant and
         equipment of discontinued subsidiary                          54,400                   (54,400)(2)                       -
                                                          --------------------     ---------------------       --------------------
Total liabilities                                                   4,448,600                  (800,500)                  3,648,100

Stockholders' equity
      Common stock                                                    103,800                                               103,800
      Additional paid-in capital                                   18,736,700                                            18,736,700
      Accumulated deficit                                          (8,722,200)                4,748,200 (2)             (5,094,900)
                                                                                             (1,700,000)(3)
                                                                                                100,000 (4)
                                                                                                479,100 (5)
                                                          --------------------     ---------------------       --------------------
Total stockholders' equity                                         10,118,300                 3,627,300                  13,745,600
                                                          --------------------     ---------------------       --------------------
Total liabilities and stockholders' equity                       $ 14,566,900               $ 2,826,800                $ 17,393,700
                                                          ====================     =====================       ====================

NET ASSETS IN LIQUIDATION                                                                                              $ 13,745,600
                                                                                                               ====================

Number of Common shares outstanding                                 1,029,124                                             1,029,124
                                                          ====================                                 ====================

NET BOOK VALUE PER COMMON SHARE                                        $ 9.83
                                                          ====================
NET ASSETS IN LIQUIDATION PER COMMON SHARE                                                                             $      13.36
                                                                                                               ====================

                  SECOM GENERAL CORPORATION AND SUBSIDIARIES

        NOTES TO UNAUDITED PROFORMA CONSOLIDATED CONDENSED STATEMENT OF
                 NET ASSETS IN LIQUIDATION AS OF MARCH 31, 2000


   1. This statement gives effect to the various asset sales and adoption of the Plan of Liquidation as if they had occurred as of March 31, 2000.

   2. To record the sale of the Company's Tooling Segment's assets and gain on the sale of those assets as if the operation had been had been discontinued and disposed of prior to March 31, 2000.

   3. To record the estimated $1.6 million federal income tax and $100,000 Michigan Single Business tax liabilities on the sale of the Tooling Segment's assets. The liabilities are shown as a reduction in cash.

   4. To record the sale of the Company's building and real estate located at 26600 Heyn Drive, Novi, Michigan. The gain is recorded as an increase in cash, net of an estimated $50,000 federal income tax liability.

   5. To adjust assets to their estimated liquidation values. The proforma presentation assumes the remaining Novi real estate will sell for a gross price of $2.75 million.

                   SECOM GENERAL CORPORATION AND SUBSIDIARIES

       UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (LIQUIDATION BASIS) FOR THE PERIOD SEPTEMBER 30, 1999 TO MARCH 31, 2000




The following Proforma Statement of Changes in Net Assets includes the following adjustments to give effect to the asset sales and Plan of Liquidation as if they had occurred as of September 30, 1999.


Stockholders equity at September 30, 1999 (going concern, historical cost basis)                                   $  9,722,500

Proforma adjustments:
  Net cash received from the sale of the Tooling Segment's assets, in excess of the assets September 30, 1999 historical net cost, less estimated tax liabilities
    of $1.7 million.                                                                                                  3,309,400

  Increase in net assets from revaluing assets to liquidation basis from going concern
    historical cost basis as of September 30, 1999.                                                                     539,100

  Net cash received from sale of the Company's building and real estate located at 26600 Heyn Drive, Novi, Michigan, in excess of the assets September 30,
    1999 historical net cost, less an estimated federal income tax liability of $50,000.                                130,000

  Other                                                                                                                  44,600
                                                                                                                 --------------
Net Assets in Liquidation as of March 31, 2000                                                                     $ 13,745,600
                                                                                                                 ==============


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.


                          SECOM GENERAL CORPORATION
                          (Registrant)


                          By: /s/  Scott J. Konieczny
                             ----------------------------------------------
                          Scott J. Konieczny



                          Its:  Chief Financial Officer
                              ---------------------------------------------





Dated: July 14, 2000

                                  EXHIBIT INDEX


Exhibit                  Description                                     Page

1.1      Asset Purchase Agreement dated March 29, 2000                    *
         Alken-Ziegler Livonia, LLC, GL Ziegler
         Investments, LLC, Form Flow, Inc., L&H Die, Inc.
         and Secom General Corporation



     * Incorporated by reference from Exhibit A to the Registrant's Information Statement on Schedule 14C dated May 23, 2000.